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                                                                    Exhibit 99.6

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                                       AUTOMATIC MONTHLY INVESTMENT FORM
                                     INSTRUCTIONS FOR REVERSE SIDE OF FORM
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 [LOGO OF ATMOS APPEARS HERE]
 ATMOS ENERGY CORPORATION    1.  Indicate Type of Account, Checking or Savings.
 DIRECT STOCK PURCHASE PLAN
Return your completed        2.  Indicate complete Account Number.
 Automatic Monthly
 Investment Form to:         3.  Please fill out the "Name on Account" as it
                                 appears on your account.

ATMOS ENERGY CORPORATION     4.  Please fill out the complete name of your
c/o Bank of Boston               financial institution including the branch name
Dividend Reinvestment            and address.
Mail Stop 45-01-06
P.O. Box 1681                5.  Please fill out the Transit/Routing Number
Boston, MA 02105-1681            (Bank Number) from your checking or savings
                                 deposit slip.

                             6.  Amount of Automatic Monthly Investment:
                                 Indicate the monthly amount authorized to transfer from your account to purchase Atmos Energy Corporation stock. ($25.00 monthly minimum).

                             7.  Please have an authorized representative
                                 complete the Financial Institution
                                 Certification section.
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                             Please call Bank of Boston at 1-800-543-3038 with
                             any questions.

I hereby authorize Bank of   Signature:
Boston as agent to make                -----------------------------------------
monthly automatic transfers  Signature:
of funds from my savings/              -----------------------------------------
checking account in the                                Phone
amount stated on the reverse Date:                    Number:
of this form. These monthly       --------------------       -------------------
deductions will be used to
purchase shares of Atmos
Energy Corporation Common
Stock for deposit into my
Atmos Energy account.

Please Print All Items

1. Type of Account  [_] Checking    [_] Savings    2.
                                                     ---------------------------
                                                      Bank Account Number

       3.
          -----------------------------------
          Name on Account

       4.                                       5.
          -----------------------------------     ------------------------------
          Financial institution                   Transit/Routing Number
                                                  (ABA#)

          -----------------------------------
          Branch Street Address
                                                6. $
          -----------------------------------       ----------------------------
          Branch City, State and Zip Code           Amount of Monthly
                                                    Deduction ($25 minimum)

Important: Enclose a voided check (if a         7.  Financial Institution
checking account) or deposit slip                   Certification
(if a savings account) for account and              ---------------------
routing  number verification.                       I confirm the identity of
Your  completed Automatic Monthly Investment        the above-mentioned payee(s)
Form must be received by the Agent on or            and the account number and
before the 25th of the month to be included         title. This stands to
in the following month's transactions.              authorize that the financial
                                                    institution agrees to
                                                    receive and to deposit the
                                                    payment named.

(Note: Deductions will occur one banking day        ---------------------------
prior to the Investment Date of each month.)        Print Representative's name

                                                    ---------------------------
                                                    Representative's Signature